RYDER SYSTEM, INC. EMPLOYEE SAVINGS PLAN B
               SCHEDULE II - SCHEDULE OF REPORTABLE TRANSACTIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996





                                       PROCEEDS
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None                                        $0